948 P1 02/20

SUPPLEMENT DATED FEBRUARY 25, 2020

TO THE PROSPECTUS DATED OCTOBER 1, 2019

OF

FRANKLIN K2 LONG SHORT CREDIT FUND
(a series of Franklin Alternative Strategies Funds)

Effective March 1, 2020, the prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 3:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	1.60%	1.60%	1.60%	1.60%	1.60%
Distribution and service (12b-1) fees	0.25%[2]	1.00%	0.50%[2]	None	None
Other expenses
Other expenses of the Fund	0.51%	0.51%	0.51%	0.58%	0.51%
Dividend expense and security borrowing fees for securities sold short	0.62%	0.62%	0.62%	0.62%	0.62%
Acquired fund fees and expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%
Total annual Fund operating expenses[1,3]	3.00%	3.75%	3.25%	2.82%	2.75%
Fee waiver and/or expense reimbursement[4]	-0.46%	-0.46%	-0.46%	-0.59%	-0.46%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3,4]	2.54%	3.29%	2.79%	2.23%	2.29%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on March 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Class A and Class R distribution and service (12b‑1) fees have been restated to reflect the maximum annual rate set by the board of trustees.

3. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

4. The investment manager had contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b‑1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain nonroutine expenses) for each class of the Fund other than Class R6 do not exceed 1.95%, and for Class R6 do not exceed 1.89%, until September 30, 2020. Effective on March 1, 2020, the investment manager has contractually agreed to reduce this fee and expense cap so that total annual Fund operating expenses (excluding Rule 12b‑1 fees; acquired fund fees and expenses; expenses related to securities sold short; and certain nonroutine expenses) for each class of the Fund other than Class R6 do not exceed 1.65%, and for Class R6 do not exceed 1.59%, until September 30, 2020. The table above reflects the new fee and expense cap effective March 1, 2020.  If the previous expense cap was reflected, total annual fund operating expenses would be higher and would be as follows: Class A: 2.84%; Class C: 3.59%; Class R: 3.09%; Class R6: 2.53%; and Advisor Class 2.59%.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

II. The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 3:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$793	$1,386	$2,002	$3,655
Class C	$432	$1,104	$1,896	$3,964
Class R	$282	$958	$1,658	$3,518
Class R6	$226	$818	$1,436	$3,103
Advisor Class	$232	$810	$1,414	$3,047
If you do not sell your shares:
Class C	$332	$1,104	$1,896	$3,964

III. The following is added as the second to last paragraph of the “Fund Details – Management” section on page 41:

Effective March 1, 2020, the Fund's investment management agreement fee rate was reduced, as approved by the board of trustees.  Effective March 1, 2020, the Fund will pays K2 Advisors a fee for managing the Fund’s asset equal to an annual rate of 1.60% of the average daily net assets of the Fund.  In addition, effective March 1, 2020, K2 Advisors has agreed waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (excluding Rule 12b‑1 fees; acquired fund fees; expenses related to securities sold short; and certain non-routine expenses or costs (including those relating to litigation, indemnification, reorganizations and liquidations)) for each class other than Class R6 do not exceed 1.65%, and for Class R6 do not exceed 1.59% until September 30, 2020.

Please keep this supplement with your prospectus for future reference.

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